--------------------------------------------------------------------------------

-----------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND OF
MERCURY ASSET MANAGEMENT V.I. FUNDS, INC.

ANNUAL REPORT
DECEMBER 31, 1999

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Annual Report
December 31, 1999
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide you with this first annual report to shareholders for Mercury V.I. U.S. Large Cap Fund.

FISCAL YEAR IN REVIEW

Since inception (April 30, 1999) through December 31, 1999, the Fund's Class A Shares had a total return of +20.94%, outperforming the total return of the unmanaged Standard & Poor's (S&P) 500 Index of +11.0% during the same period. Since the Fund commenced operations on April 30, 1999, we have seen a steady inflow of cash, and the Fund had net assets of just over $24 million at year-end. At December 31, 1999, the Fund was fully invested with common stocks comprising 96.2% of the Fund's net assets.

During this fiscal period, the Fund benefited from its heavy weighting in selected technology and telecommunication issues, particularly in Yahoo! Inc., Cisco Systems, Inc. and Texas Instruments Incorporated. Technology and telecommunications were the star sectors for the year and were very strong during the fourth quarter of 1999, as investors became confident that the Year 2000 changeover would not cause material setbacks for these companies. Even rising bond yields later in the period were not enough to dampen investor enthusiasm for technology issues, although financial stocks, particularly banks, were weak on interest rate and execution concerns.

During the period, we took aggressive positions in selected technology and telecommunications issues. The Fund's general exposure to the technology sector as a whole was about neutral relative to the S&P 500 Index as we believe that the route to outperformance is through stock selection and not sectors.

Performance was held back by our holding in Tyco International Ltd., which performed poorly on concerns that its aggressive accounting policies masked a deterioration in underlying businesses. Our pharmaceutical holdings were also a drag on performance, as the sector was dogged by poor investor sentiment, relating to possible Medicare reforms.

INVESTMENT ENVIRONMENT

On June 30, 1999, the Federal Reserve Board increased interest rates by 0.25%, which set the tone for an expectation of further interest rate rises during the third quarter. The US current account deficit continued to be a source of negative surprise and as a result the Federal Reserve Board raised interest rates for a second time on August 24, 1999 to 5.25%. Market breadth worsened in the second half of the year, with nearly 60% of all S&P 500 Index stocks down over the year with only the technology sector able to outperform the market during the fourth quarter of the year. Bond yields rose over 25% from their trough in the fourth quarter of 1998 to the year-end level of 6.48%.

Despite the Federal Reserve Board's efforts to slow the economy by increasing the Federal Funds rate, gross domestic product growth showed no signs of a slowdown and finished up a strong 4% in 1999. This was primarily the result of strong consumer spending (up 3.6%), and a recovery in exports in the second half of the year. Nevertheless, inflationary pressures remained benign, as indicated by a consumer price index rise of only 2.3% during the year, while the unemployment rate continued its downward trend from 4.4% in April to 4.1% at the end of the year.

Following poor third quarter performance, equity markets improved during the fourth quarter, particularly the NASDAQ, which appreciated 48% during the quarter. The S&P 500 Index rose 14.5%, although excluding technology stocks, the Index would have been down 1%. Corporate activity reached record levels, with high-profile merger and acquisition activity, such as Dow Chemical Company and Union Carbide Corporation; Viacom Inc. and CBS Corporation; and the American Home Products Corporation/Pfizer Inc. battle over Warner-Lambert Company.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Annual Report
December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

Three increases in interest rates by the Federal Reserve Board failed to dampen enthusiasm for technology and telecommunications stocks. Communications equipment and cellular/wireless telecommunications were star performers over the period, as these industry sectors as measured by S&P were up 49.9% and 77.9%, respectively, driven by strong growth in sales of software and mobile phones. In data transmission, Qualcomm Incorporated (not a Fund holding) led the rise ending the period up 358.7%, with fiber optic components manufacturer JDS Uniphase Corporation up 263%.

Financial groups such as life insurance and investment bank/brokerage stocks performed poorly in an environment of rising interest rates. Despite a run up in mid October from excitement about changes in financial legislation, the S&P Financials Index closed the period down 14.6%. Property casualty insurers ended the year down 29.4% because of overcapitalization and a weak pricing environment. The healthcare sector struggled in the face of concerns about Medicare reform, a worsening legislative environment, and a dwindling pipeline of new drugs caused the drug sector to end the period down 14.5%. The worst-performing industry sector was waste management, which ended the period down 68.9%.

PORTFOLIO ACTIVITIES

Since the Fund's inception, we have maintained overweighted positions in selected technology and communications stocks. These two sectors were the key drivers of the Fund's performance during the second half of 1999. In the last two months of the year in particular, momentum behind these highly rated and fast-growing companies was strong and led to outperformance. The Fund also benefited from our initial purchase of these issues at the end of April, when a sector rotation out of growth stocks into value stocks temporarily depressed prices.

In October we initiated a position in Citigroup Inc. This company has leadership positions in consolidating industries such as credit cards, consumer finance, and insurance and stands to be a prime beneficiary as financial services converge. It is also one of the few financial companies within the sector where earnings estimates have been rising. We also purchased Citrix Systems, Inc. in November, which saw substantial outperformance in the last two months of the year as expectations for wireless applications rose.

During the period, we made several notable sales. We sold Tyco International Ltd. because of deteriorating fundamentals and reduced our exposure to the financial sector by selling U.S. Bancorp and Washington Mutual, Inc. on the basis that we believe financial stocks will not perform well in an environment of rising interest rates. We also reduced our holding in Microsoft Corporation in November over concerns that the Department of Justice action would limit any upside appreciation in the stock in the near term.

IN CONCLUSION

We thank you for your investment in Mercury V.I U.S. Large Cap Fund, and we look forward to servicing your investment needs in the months and years ahead.

Sincerely,

[SIGNATURE]

Jeffrey Peek

President

[SIGNATURE]

Michael Morony

Portfolio Manager

February 10, 2000

--------------------------------------------------------------------------------

MERCURY INTERNATIONAL V.I. U.S. LARGE CAP FUND
Performance Information
December 31, 1999
--------------------------------------------------------------------------------

                   TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               MERCURY VI US LARGE       S&P 500
           CAP FUND + - CLASS A SHARES*  INDEX ++
4/30/99**                       $10,000   $10,000
12/99                           $12,094   $11,100

* Assuming transaction costs and other operating expenses, including advisory fees.

** Commencement of operations.

+ The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

++ This unmanaged broad-based Index is comprised of common stocks.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

                             AGGREGATE TOTAL RETURN
--------------------------------------------------------------------------------

CLASS A SHARES                                                  % RETURN
--------------------------------------------------------------------------
Inception (4/30/99) to 12/31/99                                +20.94%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                              SINCE INCEPTION
AS OF DECEMBER 31, 1999                                        TOTAL RETURN
-----------------------------------------------------------------------------
Class A Shares                                                   +20.94%
-----------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on April 30, 1999.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                           SHARES                                                                            PERCENT OF
INDUSTRY                    HELD                           COMMON STOCKS                          VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE                    9,200    United Technologies Corporation                          $   598,000       2.5%
------------------------------------------------------------------------------------------------------------------------
AUTOS & AUTO RELATED         4,250    Ford Motor Company                                           227,109       0.9
------------------------------------------------------------------------------------------------------------------------
BEVERAGES                    9,300    PepsiCo, Inc.                                                327,825       1.4
------------------------------------------------------------------------------------------------------------------------
COSMETICS & TOILETRIES       4,300    The Estee Lauder Companies Inc. (Class A)                    216,881       0.9
------------------------------------------------------------------------------------------------------------------------
DOMESTIC OIL                 5,600    Texaco Inc.                                                  304,150       1.2
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT         9,450    General Electric Company                                   1,462,388       6.1
                             5,475    Honeywell International Inc.                                 315,839       1.3
                                                                                               -----------     -----
                                                                                                 1,778,227       7.4
------------------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES--          2,950    American Express Company                                     490,438       2.0
CONSUMER & DIVERSIFIED       3,100    Bank of America Corporation                                  155,581       0.7
                            10,500    Citigroup Inc.                                               583,406       2.4
                             2,550    Providian Financial Corporation                              232,209       1.0
                                                                                               -----------     -----
                                                                                                 1,461,634       6.1
------------------------------------------------------------------------------------------------------------------------
FOOD RETAILERS               9,500    +The Kroger Co.                                              179,313       0.7
                             4,150    +Safeway Inc.                                                147,584       0.6
                                                                                               -----------     -----
                                                                                                   326,897       1.3
------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS              3,500    Weyerhaeuser Company                                         251,344       1.0
------------------------------------------------------------------------------------------------------------------------
GENERAL & DRUG               7,575    The Home Depot, Inc.                                         519,361       2.2
RETAILING                    3,950    +Kohl's Corporation                                          285,141       1.2
                            10,900    Wal-Mart Stores, Inc.                                        753,462       3.1
                            10,500    Walgreen Co.                                                 307,125       1.3
                                                                                               -----------     -----
                                                                                                 1,865,089       7.8
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS           9,200    The Dial Corporation                                         223,675       0.9
                             5,800    The Procter & Gamble Company                                 635,463       2.6
                                                                                               -----------     -----
                                                                                                   859,138       3.5
------------------------------------------------------------------------------------------------------------------------
INSURANCE                    4,800    American International Group, Inc.                           519,000       2.2
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OIL            8,500    Conoco Inc. (Class B)                                        211,438       0.9
                            12,786    Exxon Mobil Corporation                                    1,030,072       4.3
                                                                                               -----------     -----
                                                                                                 1,241,510       5.2
------------------------------------------------------------------------------------------------------------------------
MEDIA                        8,950    +Infinity Broadcasting Corporation (Class A)                 323,878       1.4
                             4,400    The Walt Disney Company                                      128,700       0.5
                                                                                               -----------     -----
                                                                                                   452,578       1.9
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS              6,650    Bristol-Myers Squibb Company                                 426,847       1.8
                             6,700    Merck & Co., Inc.                                            449,319       1.9
                             7,050    Pfizer Inc.                                                  228,684       0.9
                             3,900    Schering-Plough Corporation                                  164,531       0.7
                             4,450    Warner-Lambert Company                                       364,622       1.5
                                                                                               -----------     -----
                                                                                                 1,634,003       6.8
------------------------------------------------------------------------------------------------------------------------
REGIONAL BANKS               6,700    FleetBoston Financial Corporation                            233,244       1.0
                            11,300    Mellon Financial Corporation                                 384,906       1.6
                                                                                               -----------     -----
                                                                                                   618,150       2.6
------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--                10,000    +Cisco Systems, Inc.                                       1,070,625       4.5
SEMICONDUCTORS,              8,000    +Dell Computer Corporation                                   407,500       1.7
NETWORK & OTHER              3,900    +EMC Corporation                                             426,075       1.8
HARDWARE                     4,650    Intel Corporation                                            382,463       1.6
                             4,800    +JDS Uniphase Corporation                                    774,000       3.2
                             2,800    +Sun Microsystems, Inc.                                      216,650       0.9
                             3,100    +Tellabs, Inc.                                               198,787       0.8
                             5,700    Texas Instruments Incorporated                               552,187       2.3
                                                                                               -----------     -----
                                                                                                 4,028,287      16.8
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                           SHARES                                                                            PERCENT OF
INDUSTRY                    HELD                           COMMON STOCKS                          VALUE      NET ASSETS
TECHNOLOGY--                 8,900    +America Online, Inc.                                    $   671,394       2.8%
SOFTWARE & SERVICES          2,750    +BMC Software, Inc.                                          219,656       0.9
EQUIPMENT                    3,100    +Citrix Systems, Inc.                                        381,106       1.6
                             9,600    +Microsoft Corporation                                     1,120,200       4.7
                             1,700    +VeriSign, Inc.                                              324,912       1.3
                               700    +Yahoo! Inc.                                                 302,881       1.3
                                                                                               -----------     -----
                                                                                                 3,020,149      12.6
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS           5,800    AT&T Corp.                                                   294,350       1.2
                             9,100    Bell Atlantic Corporation                                    560,219       2.3
                             6,882    +Global Crossing Ltd.                                        343,670       1.4
                             6,150    +MCI WorldCom Inc.                                           325,950       1.4
                             3,100    +Nextel Communications, Inc. (Class A)                       319,494       1.3
                             5,400    +Qwest Communications International Inc.                     231,863       1.0
                             3,750    SBC Communications Inc.                                      182,813       0.8
                             7,400    Sprint Corp. (FON Group)                                     498,112       2.1
                             6,050    +Sprint Corp. (PCS Group)                                    620,125       2.6
                                                                                               -----------     -----
                                                                                                 3,376,596      14.1
------------------------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS (COST -- $19,970,835)                 23,106,567      96.2
------------------------------------------------------------------------------------------------------------------------
                            FACE
                           AMOUNT                      SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*         $798,000    General Motors Acceptance Corp.,
                                       5% due 1/03/2000                                            797,778       3.3
------------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES (COST -- $797,778)               797,778       3.3
------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS (COST -- $20,768,613)................   23,904,345      99.5

                                      OTHER ASSETS LESS LIABILITIES..........................      109,502       0.5
                                                                                               -----------     -----
                                      NET ASSETS.............................................  $24,013,847     100.0%
                                                                                               ===========     =====
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $20,768,613)......            $23,904,345
Cash........................................................                    554
Receivables:
  Investment adviser........................................  $42,837
  Capital shares sold.......................................   33,943
  Dividends.................................................   11,194
  Securities sold...........................................    4,500        92,474
                                                              -------
Prepaid expense.............................................                 63,587
                                                                        -----------
  Total assets..............................................             24,060,960
                                                                        -----------
LIABILITIES:
Capital shares redeemed payable.............................                    140
Accrued expenses and other liabilities......................                 46,973
                                                                        -----------
  Total liabilities.........................................                 47,113
                                                                        -----------
NET ASSETS:
Net assets..................................................            $24,013,847
                                                                        ===========
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.0001 par value,
  200,000,000 shares authorized+............................            $       200
Paid-in capital in excess of par............................             20,978,412
Accumulated realized capital loss on investments -- net.....                (47,005)
Accumulated distributions in excess of realized capital
  gains on investments -- net...............................                (53,492)
Unrealized appreciation on investments -- net...............              3,135,732
                                                                        -----------
NET ASSETS..................................................            $24,013,847
                                                                        ===========
NET ASSET VALUE:
Class A -- Based on net assets of $24,013,847 and 1,996,009
  shares outstanding........................................            $     12.03
                                                                        ===========

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statement of Operations for the Period April 30, 1999+ to December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................              $   63,831
Interest and discount earned................................                  28,081
                                                                          ----------
Total income................................................                  91,912
                                                                          ----------
EXPENSES:
Offering costs..............................................  $  74,163
Investment advisory fees....................................     50,626
Custodian fees..............................................     22,105
Director's fees and expenses................................     22,000
Professional fees...........................................     19,953
Printing and shareholder reports............................     19,229
Transfer agent fees.........................................      6,747
Registration fees...........................................      5,751
Pricing fees................................................         12
                                                              ---------
Total expenses before reimbursement.........................    220,586
Reimbursement of expenses...................................   (123,228)
                                                              ---------
Total expenses after reimbursement..........................                  97,358
                                                                          ----------
Investment loss -- net......................................                  (5,446)
                                                                          ----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET:
Realized loss from investments -- net.......................                 (47,005)
Unrealized appreciation on investments -- net...............               3,135,732
                                                                          ----------
Net realized and unrealized gain on investments.............               3,088,727
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $3,083,281
                                                                          ==========

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                              APRIL 30, 1999+ TO
INCREASE (DECREASE) IN NET ASSETS:                             DECEMBER 31, 1999
---------------------------------------------------------------------------------
OPERATIONS:
Investment loss -- net......................................      $    (5,446)
Realized loss on investments -- net.........................          (47,005)
Unrealized appreciation on investments -- net...............        3,135,732
                                                                  -----------
Net increase in net assets resulting from operations........        3,083,281
                                                                  -----------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
In excess of investment income -- net:
  Class A...................................................          (69,125)
In excess of realized gain on investments -- net:
  Class A...................................................          (53,492)
                                                                  -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................         (122,617)
                                                                  -----------
CAPITAL SHARE TRANSACTIONS:
Increase in net assets derived from net capital share
  transactions..............................................       21,053,083
                                                                  -----------
NET ASSETS:
Total increase in net assets................................       24,013,747
Beginning of period.........................................              100
                                                                  -----------
End of period...............................................      $24,013,847
                                                                  ===========

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM INFORMATION             CLASS A
PROVIDED IN THE FINANCIAL STATEMENTS.                         --------------------
                                                                 FOR THE PERIOD
                                                               APRIL 30, 1999+ TO
INCREASE/DECREASE IN NET ASSET VALUE:                          DECEMBER 31, 1999
----------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $ 10.00
                                                                    -------
Investment loss -- net......................................             --++
Realized and unrealized gain on investments -- net..........           2.10
                                                                    -------
Total from investment operations............................           2.10
                                                                    -------
Less dividends and distributions:
  In excess of investment income -- net.....................           (.04)
  In excess of realized gain on investments -- net..........           (.03)
                                                                    -------
Total dividends and distributions...........................           (.07)
                                                                    -------
Net asset value, end of period..............................        $ 12.03
                                                                    =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         20.94%++
                                                                    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................          1.25%*
                                                                    =======
Expenses....................................................          2.83%*
                                                                    =======
Investment loss -- net......................................          (.07%)*
                                                                    =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................        $24,014
                                                                    =======
Portfolio turnover..........................................         37.25%
                                                                    =======

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Amount is less than $.01 per share.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Mercury V.I. U.S Large Cap Fund (the "Fund") is a series of Mercury Asset Management V.I. Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Prior to commencement of operations on April 30, 1999, the Fund had no operations other than those relating to organizational matters and the issuance of 10 capital shares of the Fund on April 19, 1999 to Mercury Asset Management International Ltd. ("Mercury International") for $100. The Fund offers two classes of shares. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the over-the-counter market are valued at the last available ask price prior to the time of valuation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio investment strategies to seek to increase its return by hedging its holdings against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FINANCIAL FUTURES CONTRACTS -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- OPTIONS -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or Fund positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

(c) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to post-October losses.

(g) RECLASSIFICATION -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $74,571 have been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Mercury International, an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

Mercury International is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. Mercury International has entered into a Sub-Advisory Agreement with FAM with respect to the Fund, pursuant to which FAM provides investment advisory services with respect to the Fund's daily cash assets. Mercury International has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements  (Concluded)
--------------------------------------------------------------------------------
that Mercury International actually receives for providing services to the Corporation pursuant to the Investment Advisory Agreement.

Mercury International has agreed to limit the annual operating expenses of the Fund to 1.25% and 1.40% of the Fund's average net assets with respect to the Class A Shares and Class B Shares, respectively. These expense limits will be in place through April 2000.

For the period April 30, 1999 to December 31, 1999, Mercury International earned fees of $50,626, all of which were waived. FAM also reimbursed the Fund for additional expenses of $72,602.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Corporation are officers and/or directors of Mercury International, FAM, PSI, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the period April 30, 1999 to December 31, 1999 were $24,220,384 and $4,202,544, respectively.

Net realized losses for the period April 30, 1999 to December 31, 1999 and net unrealized gains as of December 31, 1999 were as follows:

                                                              REALIZED    UNREALIZED
                                                               LOSSES        GAINS
-------------------------------------------------------------------------------------
Long-term investments.......................................  $(47,005)   $3,135,732
                                                              --------    ----------
Total investments...........................................  $(47,005)   $3,135,732
                                                              ========    ==========

As of December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $3,062,898, of which $3,588,870 related to appreciated securities and $525,972 related to depreciated securities. At December 31, 1999, the aggregate cost of investments for Federal income tax purposes was $20,841,447.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for each class were as follows:

                                                                                      DOLLAR
CLASS A SHARES FOR THE PERIOD APRIL 30, 1999+ TO DECEMBER 30, 1999       SHARES       AMOUNT
-----------------------------------------------------------------------------------------------
  Shares sold...................................................        2,113,257   $22,372,710
  Shares issued to shareholders in reinvestment of dividends
    and distributions...........................................           10,561       122,618
                                                                       ----------   -----------
  Total issued..................................................        2,123,818    22,495,328
  Shares redeemed...............................................         (127,819)   (1,442,245)
                                                                       ----------   -----------
  Net increase..................................................        1,995,999   $21,053,083
                                                                       ==========   ===========

+ Prior to April 30, 1999 (commencement of operations), the Fund issued 10 shares to Mercury International for $100.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERCURY V.I. U.S. LARGE CAP FUND OF
MERCURY ASSET MANAGEMENT V.I. FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc. as of December 31, 1999, the related statements of operations, changes in net assets and the financial highlights for the period April 30, 1999 (commencement of operations) to December 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period April 30, 1999 (commencement of operations) to December 31, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 14, 2000

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Officers and Directors
--------------------------------------------------------------------------------

JEFFREY M. PEEK-Director and President

DAVID O. BEIM-Director

JAMES T. FLYNN-Director

W. CARL KESTER-Director

KAREN P. ROBARDS-Director

TERRY K. GLENN-Director and Executive Vice President

DONALD C. BURKE-Vice President and Treasurer

ALLAN J. OSTER-Secretary

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
Financial Data Services, Inc.
P.O. Box 44062
Jacksonville, Florida 32232-4062
(888) 763-2260

This report is authorized for distribution only to current shareholders of the Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury V.I. U.S. Large Cap Fund of
Mercury Asset Management V.I. Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


  [LOGO]      Printed on post-consumer recycled paper                              MERCVI1--12/99